Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

15. SUBSEQUENT EVENTS

On March 22, 2024, the Company entered into a Loan Agreement (the “Loan Agreement”) with High West Capital Partners, LLC (the “Lender”), pursuant to which the Lender agrees to lend to the Company (the “Loan”) amounts to be extended in four tranches. The amount of each tranche of the Loan is adjusted depending on the trading price of the Company’s Class B Ordinary Shares. The first tranche, extended on March 28, 2024, provides the Company with loan proceeds of approximately $0.63 million; the second tranche, extended on April 9, 2024, provides the Company with loan proceeds of approximately $1.01 million; the third and final tranche, extended on April 18, 2024, provides the Company with loan proceeds of approximately $1.24 million. Each tranche of the Loan has a maturity of five years from the date the tranche is extended and an interest of 5.05% per annum to be paid by the Company to the Lender in semi-annual installments. The Loan Agreement contains other customary provisions, and is governed by the laws of Hong Kong.

The Company evaluated subsequent events through April 30, 2024, the date of issuance of the consolidated financial statements were issued, and the management determined that other than those that have been disclosed in the consolidated financial statements and subsequent events disclosed above, no subsequent events that require recognition and disclosure in the consolidated financial statements.